Filed pursuant to 497(e)

File Nos.  033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED NOVEMBER 19, 2021

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS,

THE INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS, AND

THE STATEMENT OF ADDITIONAL INFORMATION

each DATED FEBRUARY 1, 2021, as supplemented

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus and the Institutional, Class R and Class R6 Shares Prospectus (collectively, the “Prospectuses”), and the Statement of Additional Information (the “SAI”), each dated February 1, 2021, as supplemented.

Effective immediately, no requests to open or make additional contributions to a Sterling Capital Deposit Account, as described in the Prospectuses and SAI, will be accepted.

Effective on or about January 27, 2022, all Sterling Capital Deposit Accounts will be terminated. All Sterling Capital Deposit Account holders will receive additional details related to the liquidation of these accounts in a separate mailing. Sterling Capital Deposit Account holders who do not withdraw all amounts held in such accounts prior to January 27, 2022 will receive a check in the amount held in their Sterling Capital Deposit Account as of January 27, 2022 in complete liquidation of such account.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.

SUPP-1121